Effect of Temporary Differences and Carryforwards that Give Rise to Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 21,569	$ 15,925
Research and development tax credit carryforwards	761	800
Other	2,717	2,428
Total deferred tax assets	25,047	19,153
Less: Valuation allowance	(25,047)	(19,153)	(15,190)	(10,747)
Net deferred tax assets